UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2016

G&K Services, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-4063 (Commission File Number)	41-0449530 (IRS Employer Identification No.)

	5995 Opus Parkway, Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)

Registrant’s telephone number, including area code: (952) 912-5500

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 29, 2016, G&K Services, Inc. (the “Company”) filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the annual meeting of the Company’s shareholders scheduled to be held on November 15, 2016 (the “meeting”), where, among other things, shareholders will vote on a proposal to approve the merger (the “Merger”) of Bravo Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Cintas Corporation (“Cintas”), with and into the Company, and other transactions contemplated by the Agreement and Plan of Merger, dated as of August 16, 2016, by and among the Company, Cintas and Merger Sub. The Company is electing to make the supplemental disclosures set forth below.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures:

The section of the Definitive Proxy Statement entitled “THE MERGER (PROPOSAL 1)—Background of the Merger” is amended and supplemented as follows:

The disclosure on page 32 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence after the last sentence of the second full paragraph on such page:

The $100.00 per share price was determined by a consensus of the Company Board, with input from its advisors, to be an appropriate counterproposal to present to Cintas as part of the ongoing negotiations in order to increase the price per share of Company common stock to be paid by Cintas.

The section of the Definitive Proxy Statement entitled “THE MERGER (PROPOSAL 1)—Certain G&K Unaudited Prospective Financial Information” is amended and supplemented as follows:

The disclosure on page 39 of the Definitive Proxy Statement is amended and supplemented by replacing the third footnote to the first and only table on such page with the following:

As described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2016, certain restricted stock awards granted under G&K’s equity plans are considered participating securities as these awards receive non-forfeitable dividends at the same rate as common stock. Under the two-class method (an earnings allocation formula), earnings for a given period are allocated between common shareholders and other shareholders, based on their respective rights to receive dividends. Income allocable to participating securities is therefore deducted from net income when calculating net income available to common shareholders. Adjusted Net Income and Adjusted Earnings Per Share exclude income allocable to participating securities at an assumed allocation rate of 1.5% of net income from continued operations based on historical trends.

The disclosure on page 39 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence at the end of the fourth footnote to the first and only table on such page:

Consistent with G&K’s regular practices, stock-based compensation is treated as a cash expense for the purposes of calculating Unlevered Free Cash Flow for the G&K Projections. Earnings before interest and taxes reflect a stock-based compensation expense of $6.5 million in 2016, $6.8 million in 2017, $7.0 million in 2018, $7.2 million in 2019, $7.4 million in 2020 and $7.6 million in 2021.

The disclosure on page 40 of the Definitive Proxy Statement is amended and supplemented by adding the following new section immediately before the section entitled “Opinion of BofA Merrill Lynch”:

Reconciliation of Net Income to Unlevered Free Cash Flow

Set forth below is a reconciliation of Net Income to Unlevered Free Cash Flow based on financial information available to, or projected by, G&K. (Certain totals may not add due to rounding).

	Projected Fiscal Years
(dollars in millions)	2016(1)	2017	2018	2019	2020	2021
Net Income	71	75	87	99	111	126
Plus/(minus)
Income taxes	42	46	53	61	68	77
Interest expenses	7	9	9	9	9	8
Cash Taxes	(46)	(49)	(57)	(64)	(71)	(80)
Depreciation & Amortization	35	40	45	49	52	49
Capital Expenditures	(45)	(51)	(55)	(47)	(43)	(45)
Change in Net Working Capital	(4)	(3)	(13)	(10)	(15)	(13)
Unlevered Free Cash Flow	64	66	69	97	109	122

(1)	Projected figures for fiscal year 2016 are normalized for a 52-week year.

The section of the Definitive Proxy Statement entitled “THE MERGER (PROPOSAL 1)—Opinion Of BofA Merrill Lynch” is amended and supplemented as follows:

The disclosure on page 43 of the Definitive Proxy Statement is amended and supplemented by adding a column for transaction value as a multiple of LTM EBITDA to the first table on such page as shown on the following:

Acquiror	Target	Announcement Date	Transaction Value (in millions)	Transaction Value As a Multiple of LTM EBITDA

• Clothesline Holdings, Inc.	• Angelica Corporation	• 5/23/2008	• $297	• 10.7x

• Eurazeo / Intermediate Capital Group PLC	• Elis SA	• 8/8/2007	• $3,150	• 7.3x

• Goldman Sachs Capital Partners, LP, CCMP Capital Advisors, LLC, Thomas H. Lee Partners, L.P., J.P. Morgan Partners, LLC, Warburg Pincus LLC	• ARAMARK Corporation	• 8/8/2006	• $7,720	• 8.6x

• Cintas	• Omni Services, Inc.	• 3/18/2002	• $660	• 12.2x

• Cintas	• Unitog Company	• 1/11/1999	• $460	• 10.2x

• Tartan Textile Services, Inc.	• G&K Services, Inc. (Selected Assets)	• 4/27/1998	• $81	• 9.3x

• G&K Services, Inc.	• National Services Industries, Inc. (Selected Assets)	• 6/27/1997	• $287	• 8.7x

The disclosure on page 44 of the Definitive Proxy Statement is amended and supplemented by adding the following new phrase after the word “capital” and before the phrase “and chosen” in the fourth sentence of the first paragraph on such page:

, estimated as the weighted average sum of the cost of equity of G&K, estimated through the Capital Asset Pricing Model, and the tax-effected cost of debt,

The disclosure on page 44 of the Definitive Proxy Statement is amended and supplemented by adding the following new phrase after the phrase “debt of the Company,” and before the phrase “to derive” in the fourth sentence of the first paragraph on such page:

to derive implied terminal EBITDA multiples of 6.6x to 11.1x and

The disclosure on page 44 of the Definitive Proxy Statement is amended and supplemented by adding the following new clause after the third sentence of the second paragraph on such page:

, estimated through the Capital Asset Pricing Model.

Important Information About the Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the Merger. On September 29, 2016, the Company filed the Definitive Proxy Statement with the SEC. The

Definitive Proxy Statement and a proxy card have been mailed to each shareholder entitled to vote at the meeting. Shareholders are urged to read the Definitive Proxy Statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC when they become available because they will contain important information about the proposed transaction and related matters. Shareholders may obtain, free of charge, copies of the Definitive Proxy Statement and any other documents filed by the Company with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov) or by contacting the investor relations department of the Company at:

jeff.huebschen@gkservices.com

+1.952.912.5773 Investor Relations

5995 Opus Parkway

Minnetonka, MN, 55343

Participants in the Solicitation

The Company, its directors and certain executive officers are or may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found in the Definitive Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2016 and in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC, and may be included in other documents to be filed with the SEC in connection with the proposed transaction.

Cautionary Statements Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “expects,” “intends,” “believes,” “seeks,” “could,” “should,” “may” and “will” or the negative versions thereof and similar expressions and by the context in which they are used. Such statements are based upon our current expectations and speak only as of the date made. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ from those set forth in or implied by this Form 8-K. Factors that may cause such a difference include, but are not limited to, risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied, (iii) the ability of the Company and Cintas to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or Cintas or their respective directors, (vi) possible disruptions from the proposed transaction that could harm the Company’s or Cintas’ business, including current plans and operations, (vii) the ability of the Company or Cintas to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s and/or Cintas’ financial performance, (x) certain restrictions during the pendency of the merger that may impact the Company’s and/or Cintas’ ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or Cintas’ consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor Cintas undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G&K SERVICES, INC.
(Registrant)

Date: October 28, 2016	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	General Counsel and Corporate Secretary